POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Joseph A. Caruso, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated 3/21/2002

/s/ JOSEPH A. CARUSO
Joseph A. Caruso

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Gary B. Lenderlink, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated March 21, 2002

/s/ GARY B. LENDERLINK
Gary B. Lenderlink

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Dennis J. Manning, whose signature appears below, constitutes and appoints Frank L. Pepe, Bruce C. Long and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated March 30, 2001

/s/ DENNIS J. MANNING
Dennis J. Manning

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Armand M. de Palo, whose signature appears below, constitutes and appoints Frank L. Pepe, Bruce C. Long and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated March 29, 2001

/s/ ARMAND M. DE PALO
Armand M. de Palo